UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 3, 2011

KENNEDY-WILSON HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33824	26-0508760
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9701 Wilshire Blvd., Suite 700 Beverly Hills, California 90212

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 887-6400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Kennedy-Wilson Holdings, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein. In accordance with Rule 3-14 and Article 11 of Regulation S-X, the Company hereby files the following financial statement and pro forma information relating to its acquisitions of 303-333 Hegenberger, an office portfolio located in Oakland, California, and 9320 Telstar Avenue, an office property located in El Monte, California.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of businesses acquired

Page
303-333 Hegenberger:

Independent Auditors’ Report	3
Historical Summaries of Gross Income and Direct Operating Expenses for the Six Months Ended June 30, 2011 (Unaudited) and the Years Ended December 31, 2010, 2009 and 2008	4
Notes to Historical Summaries of Gross Income and Direct Operating Expenses for the Six Months Ended June 30, 2011 (Unaudited) and the Years Ended December 31, 2010, 2009 and 2008	5

9320 Telstar Avenue:

Independent Auditors’ Report	7
Historical Summary of Gross Income and Direct Operating Expenses for the Six Months Ended June 30, 2011 (Unaudited) and the Year Ended December 31, 2010	8
Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Six Months Ended June 30, 2011 (Unaudited) and the Year Ended December 31, 2010	9

(b) Pro forma financial information

Kennedy-Wilson Holdings, Inc.:

Kennedy-Wilson Holdings, Inc. and Subsidiaries Pro Forma Financial Information	11

Unaudited Pro Forma Consolidated Statement of Operations and Comprehensive (Loss) Income for the Six Months Ended June 30, 2011	12
Unaudited Pro Forma Consolidated Statement of Operations and Comprehensive (Loss) Income for the Year Ended December 31, 2010	13

(d) Exhibits

23.1 Consent of KPMG LLP, dated October 3, 2011

Independent Auditors’ Report

The Board of Directors

Kennedy-Wilson Holdings, Inc.:

We have audited the accompanying historical summaries of gross income and direct operating expenses (Historical Summaries) of 303-333 Hegenberger (the Property) for each of the years in the three-year period ended December 31, 2010. These Historical Summaries are the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summaries based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summaries are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summaries, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summaries. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summaries were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 1. The presentation is not intended to be a complete presentation of the Property’s gross income and direct operating expenses.

In our opinion, the Historical Summaries referred to above present fairly, in all material respects, the gross income and direct operating expenses described in note 1, of 303-333 Hegenberger for each of the years in the three-year period ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Los Angeles, California

October 3, 2011

303-333 HEGENBERGER

Historical Summaries of Gross Income and Direct Operating Expenses

Six months ended June 30, 2011 (Unaudited) and

years ended December 31, 2010, 2009 and 2008

	Six months ended June 30, 2011 (Unaudited)	2010	2009	2008
Gross income:
Rent	$1,116,000	$2,150,000	$2,274,000	$2,096,000
Parking and other	171,000	290,000	306,000	261,000
Tenant recoveries	49,000	173,000	187,000	158,000

	1,336,000	2,613,000	2,767,000	2,515,000

Direct operating expenses:
Property operating and maintenance	563,000	1,118,000	1,145,000	1,119,000
Property taxes	247,000	497,000	483,000	460,000
Insurance	42,000	90,000	98,000	132,000
Management fees paid to affiliate	55,000	109,000	113,000	103,000
Other	17,000	62,000	65,000	64,000

	924,000	1,876,000	1,904,000	1,878,000

Gross income in excess of direct operating expenses	$412,000	$737,000	$863,000	$637,000

See accompanying notes to historical summaries of gross income and direct operating expenses.

303-333 HEGENBERGER

Notes to Historical Summaries of Gross Income and Direct Operating Expenses

Six months ended June 30, 2011 (Unaudited) and

years ended December 31, 2010, 2009, and 2008

(1)	Basis of Presentation

The historical summaries of gross income and direct operating expenses relate to the operations of 303-333 Hegenberger (the Property). The Property comprises two suburban office buildings totaling approximately 197,000 rentable square feet with surface parking, located in the airport submarket of Oakland, California. KWI Property Fund I, L. P. formed KWP Fund I – Hegenberger, L.P. (the Partnership), which acquired the Property on May 4, 2006 for $32,400,000, including capitalized acquisition costs of $400,000. A wholly owned subsidiary of Kennedy-Wilson Holdings, Inc. (KWH) owned an equity interest in KWI Property Fund I, L.P. and on June 30, 2011, KWH acquired full ownership of the Partnership by assuming its assets and liabilities and contributing sufficient funds to refinance the Property.

The historical summaries of gross income and direct operating expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and, accordingly, are not representative of the actual results of operations of the Property for the six months ended June 30, 2011 and the years ended December 31, 2010, 2009, and 2008 due to the exclusion of the following expenses, which may not be comparable to the proposed future operations of the Property:

•	Depreciation and amortization

•	Mortgage interest expense since the Property was refinanced at the time of the change in ownership

•	Federal and state income taxes

Management is not aware of any material factors relating to the Property other than those already described above that would cause the reported financial information not to be necessarily indicative of future operating results, except as discussed in note 4.

(2)	Summary of Significant Accounting Policies

(a)	Revenue Recognition

Rental revenue from tenants is recognized on a straight-line basis over the noncancelable lease term when collectibility is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.

Tenant recoveries related to the reimbursement of real estate taxes, insurance, repairs and maintenance, and other operating expenses are recognized as revenue in the period the applicable expenses are incurred. The reimbursements are recognized and presented gross, since the Partnership is generally the primary obligor with respect to purchasing goods and services from third-party suppliers, has discretion in selecting the supplier, and bears the associated credit risk.

(Continued)

303-333 HEGENBERGER

Notes to Historical Summaries of Gross Income and Direct Operating Expenses

Six months ended June 30, 2011 (Unaudited) and

years ended December 31, 2010, 2009, and 2008

(b)	Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of gross income and direct operating expenses during the reporting period to prepare the historical summaries of gross income and direct operating expenses in conformity with U.S. generally accepted accounting principles. Actual results could differ from those estimates.

(3)	Minimum Future Lease Rentals

There are various lease agreements in place with tenants to lease space at the Property with lease terms ranging from one month to seven years. As of December 31, 2010, the minimum future cash rents receivable under noncancelable operating leases in each of the next five years are as follows:

2011	$1,996,000
2012	1,370,000
2013	1,077,000
2014	920,000
2015	731,000

$6,094,000

Leases generally require reimbursement of the tenant’s proportionate share of common area, real estate taxes, and other operating expenses, which are excluded from the amounts above.

As of June 30, 2011, the Property is leased to a total of 45 tenants, of which four tenants accounted for approximately 52% (unaudited) of base rental revenue for the six months then ended.

As of December 31, 2010, the Property is leased to a total of 41 tenants, of which four tenants accounted for approximately 55% of base rental revenue for the year then ended.

As of December 31, 2009, the Property was leased to a total of 42 tenants, of which four tenants accounted for approximately 56% of base rental revenue for the year then ended.

As of December 31, 2008, the Property was leased to a total of 48 tenants, of which three tenants accounted for approximately 45% of base rental revenue for the year then ended.

(4)	Future Operating Results

Due to the acquisition of the Property in June 2011, it is anticipated that future property taxes will decrease approximately $84,000 as a result of the Property value reassessment.

(5)	Related Parties

The Partnership has a management agreement with KW Properties, Ltd. (KWP), which is an affiliate of KWH. In accordance with the management agreement, KWP receives 3% of gross rental revenues as compensation for managing the Property plus an accounting fee of $3,000 per month.

For the six months ended June 30, 2011 and the years ended December 31, 2010, 2009, and 2008, the Partnership incurred $55,000 (unaudited), $109,000, $113,000, and $103,000, respectively, in property management fees and accounting fees. These amounts are reflected as management fees paid to affiliate on the historical summaries of gross income and direct operating expenses.

Independent Auditors’ Report

The Board of Directors

Kennedy-Wilson Holdings, Inc.:

We have audited the accompanying historical summary of gross income and direct operating expenses (Historical Summary) of 9320 Telstar Avenue (the Property) for the year ended December 31, 2010. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 1. The presentation is not intended to be a complete presentation of the Property’s gross income and direct operating expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 1 of 9320 Telstar Avenue for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Los Angeles, California

October 3, 2011

9320 TELSTAR AVENUE

Historical Summary of Gross Income and Direct Operating Expenses

Six-Months Ended June 30, 2011 (Unaudited) and

Year Ended December 31, 2010

	Six-Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Gross income:
Rent	$1,996,000	$4,034,000
Tenant recoveries	223,000	629,000

	2,219,000	4,663,000

Direct operating expenses:
Property taxes and insurance	301,000	618,000
Utilities	239,000	612,000
Property operating and maintenance	196,000	378,000
Management fees	56,000	121,000
Other	9,000	17,000

	801,000	1,746,000

Gross income in excess of direct operating expenses	$1,418,000	$2,917,000

See accompanying notes to the historical summary of gross income and direct operating expenses.

9320 TELSTAR AVENUE

Notes to Historical Summary of Gross Income and Direct Operating Expenses

Six-Months Ended June 30, 2011 (Unaudited) and

Year Ended December 31, 2010

(1)	Basis of Presentation

The historical summary of gross income and direct operating expenses relate to the operations of 9320 Telstar Avenue (the Property). The Property is an office building totaling approximately 247,000 rentable square feet, located in El Monte, California, in which Kennedy-Wilson Holdings, Inc. owns an equity interest in the entity that owns the Property.

The accompanying historical summary of gross income and direct operating expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and, accordingly, is not representative of the actual results of operations of the Property for the six months ended June 30, 2011 and the year ended December 31, 2010 due to the exclusion of the following expenses, which may not be comparable to the proposed future operations of the Property:

•	Depreciation and amortization,

•	Mortgage interest expense since the Property was refinanced at the time of the change in ownership, and

•	Federal and state income taxes

Management is not aware of any material factors relating to the Property other than those already described above that would cause the reported financial information not to be necessarily indicative of future operating results, except as disclosed in note 4.

(2)	Summary of Significant Accounting Policies

(a)	Revenue recognition

Rental revenue from tenants is recognized on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.

Tenant recoveries related to the reimbursement of real estate taxes, insurance, repairs and maintenance, and other operating expenses are recognized as revenue in the period the applicable expenses are incurred. The reimbursements are recognized and presented gross, since the Company is generally the primary obligor with respect to purchasing goods and services from third-party suppliers, has discretion in selecting the supplier, and bears the associated credit risk.

(b)	Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting period to prepare statements of revenue and certain expenses in conformity with U.S. generally accepted accounting principles. Actual results could differ from those estimates.

9320 TELSTAR AVENUE

Notes to Historical Summary of Gross Income and Direct Operating Expenses

Six-Months Ended June 30, 2011 (Unaudited) and

Year Ended December 31, 2010

(3)	Minimum Future Lease Rentals

As of December 31, 2010, the minimum future cash rents receivable under noncancelable operating leases in each of the next five years are as follows:

2011	$3,086,000
2012	300,000
2013	300,000
2014	300,000
2015	293,000

$4,279,000

Leases generally require reimbursement of the tenant’s proportionate share of common area, real estate taxes and other operating expenses, which are excluded from the amounts above.

As of June 30, 2011, the Property was leased to two tenants, of which one tenant accounted for approximately 92.3% (unaudited) of base rental revenue for the six months then ended.

As of December 31, 2010, the Property was leased to two tenants, of which one tenant accounted for approximately 91.5% of base rental revenue for the year then ended.

(4)	Future Operating Results

Due to the acquisition of the property in June 2011, it is anticipated that future property taxes will decrease approximately $83,000 as a result of the property value reassessment.

(5)	Subsequent Events

Management of the Property has evaluated subsequent events through the date these financial statements are available for issuance.

KENNEDY-WILSON HOLDINGS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA FINANCIAL INFORMATION

This pro forma information should be read in conjunction with the consolidated financial statements of Kennedy-Wilson Holdings, Inc. and its subsidiaries (the “Company” or “our”) included in the Company’s Form 10-K for the fiscal year ended December 31, 2010 and the Company’s Form 10-Q for the quarterly period ended June 30, 2011, as filed with the Securities and Exchange Commission.

A pro forma balance sheet is not presented since the acquisitions are already reflected in our historical balance sheet as of June 30, 2011.

The following unaudited pro forma consolidated statement of operations and comprehensive (loss) income of the Company for the year ended December 31, 2010 and the six months ended June 30, 2011 has been prepared to give effect to the acquisition of (1) 303-333 Hegenberger (“Hegenberger”), consisting of two suburban office properties totaling approximately 197,000 rentable square feet with surface parking, located in the airport submarket of Oakland, California and (2) 9320 Telstar Avenue (“Telstar”), consisting of an office building totaling approximately 247,000 rentable square feet, located in El Monte, California, in which the Company owns an equity interest in the entity that owns the Property. The pro forma consolidated statements of operations and comprehensive (loss) income assume that each acquisition had occurred on January 1, 2010.

These unaudited pro forma consolidated financial statements are presented for informational purposes only and should be read in conjunction with the historical financial statements of Hegenberger and Telstar and their related notes thereto included elsewhere in this filing. The adjustments to our pro forma consolidated financial statements are based on available information and assumptions that we consider reasonable. Our pro forma consolidated financial statements do not purport to represent (1) the results of our operations that would have actually occurred had the acquisition of Hegenberger and Telstar occurred on January 1, 2010 or (2) an estimate of the results of our operations as of any future date or for any future period, as applicable.

Kennedy Wilson Holdings, Inc.

Pro Forma Consolidated Statement of Operations and Comprehensive (Loss) Income

For the Six Months Ended June 30, 2011

	Kennedy Wilson Holdings, Inc. (a)	Hegenberger		Telstar		Eliminations		Company Pro Forma
Revenue
Management and leasing fees	$4,795,000	$—		$—		$—		$4,795,000
Management and leasing fees – related party	5,162,000	—		—		—		5,162,000
Commissions	3,513,000	—		—		—		3,513,000
Commissions – related party	1,657,000	—		—		—		1,657,000
Sale of real estate	417,000	—		—		—		417,000
Rental and other income	1,693,000	1,336,000	(b)	—		—		3,029,000

Total revenue	17,237,000	1,336,000		—		—		18,573,000
Operating expenses
Commission and marketing expenses	1,373,000	—		—		—		1,373,000
Compensation and related expenses	16,089,000	—		—		—		16,089,000
Cost of real estate sold	397,000	—		—		—		397,000
General and administrative	5,853,000	—		—		—		5,853,000
Depreciation and amortization	897,000	1,016,000	(c)	—		—		1,913,000
Rental operating expenses	1,053,000	924,000	(b)	—		—		1,977,000

Total operating expenses	25,662,000	1,940,000		—		—		27,602,000
Equity in joint venture income (loss)	7,807,000	—		450,000	(f)	594,000	(g)	8,851,000
Interest income from loan pool participations and notes receivable	4,787,000	—		—		—		4,787,000

Operating income (loss)	4,169,000	(604,000)		450,000		594,000		4,609,000
Non-operating income (expense)
Interest income	190,000	—		—		—		190,000
Interest income – related party	477,000	—		—		—		477,000
Remeasurement gain	6,348,000	—		—		—		6,348,000
Gain on extinguishment of debt	—	—		—		—		—
Interest expense	(7,757,000)	(437,000)	(d)	—		—		(8,194,000)

Income before provision for income taxes	3,427,000	(1,041,000)		450,000		594,000		3,430,000
(Provision for) benefit from income taxes	(835,000)	414,000	(e)	(179,000)	(e)	(236,000)	(e)	(836,000)

Net income	2,592,000	(627,000)		271,000		358,000		2,594,000
Net income attributable to the noncontrolling interests	(1,337,000)	—		—		—		(1,337,000)

Net income attributable to Kennedy-Wilson Holdings, Inc.	1,255,000	(627,000)		271,000		358,000		1,257,000
Preferred dividends and accretion of preferred stock issuance costs	(4,672,000)	—		—		—		(4,672,000)

Net (loss) income attributable to Kennedy-Wilson Holdings, Inc. common shareholders	(3,417,000)	(627,000)		271,000		358,000		(3,415,000)
Other comprehensive income, net of tax	207,000	—		—		—		207,000

Total comprehensive (loss) income	$(3,210,000)	$(627,000)		$271,000		$358,000		$(3,208,000)

Basic and diluted loss per share
Basic and diluted loss attributable to Kennedy-Wilson Holdings, Inc. common shareholders	$(0.09)							$(0.09)

Weighted average number of common shares outstanding	39,015,395							39,015,395

(a)	Reflects our historical consolidated statement of operations and comprehensive income (loss) for the six month period ended June 30, 2011, which is included in Kennedy-Wilson Holdings, Inc.’s previously filed Quarterly Report on Form 10-Q for the quarter ended June 30, 2011.
(b)	Pro forma results of Hegenberger, assuming the acquisition of Hegenberger had occurred on January 1, 2010. Hegenberger was acquired on June 28, 2011.
(c)	Depreciation and amortization includes $137,000 of monthly amortization related to $2,469,000 of in-place lease value recorded at acquisition.
(d)	Interest expense on Hegenberger mortgage payable of $12,000,000 at a fixed rate of 6.75% per annum plus monthly amortization of deferred financing costs of $5,000.
(e)	Combined U.S. federal statutory and State of California income tax rates of 39.8%.
(f)	Pro forma results of Telstar, which the Company has direct and indirect ownership interests in totaling 37.83% and is accounted for under the equity method, assuming the acquisition of Telstar had occurred on January 1, 2010. The equity method investment in Telstar was made on June 15, 2011.
(g)	Elimination of the equity in joint venture loss recorded by the Company related to its previous 5% indirect ownership in Hegenberger. $556,000 of this loss relates to the loss on the sale of the entity when it was acquired by the Company.

Kennedy Wilson Holdings, Inc.

Pro Forma Consolidated Statement of Operations and Comprehensive (Loss) Income

For the Year Ended December 31, 2010

	Kennedy Wilson Holdings, Inc. (a)	Hegenberger			Telstar			Eliminations			Company Pro Forma
Revenue
Management and leasing fees	$8,913,000	$—			$—			$—			$8,913,000
Management and leasing fees — related party	12,417,000	—			—			—			12,417,000
Commissions	6,359,000	—			—			—			6,359,000
Commissions — related party	5,375,000	—			—			—			5,375,000
Sale of real estate	3,937,000	—			—			—			3,937,000
Sale of real estate — related party	9,535,000	—			—			—			9,535,000
Rental and other income	4,000,000	2,613,000	(b	)	—			—			6,613,000

Total revenue	50,536,000	2,613,000			—			—			53,149,000
Operating expenses
Commission and marketing expenses	3,186,000	—			—			—			3,186,000
Compensation and related expenses	38,155,000	—			—			—			38,155,000
Merger-related compenstation and related expenses	2,225,000	—			—			—			2,225,000
Cost of real estate sold	2,714,000	—			—			—			2,714,000
Cost of real estate sold — related party	8,812,000	—			—			—			8,812,000
General and administrative	11,314,000	—			—			—			11,314,000
Depreciation and amortization	1,618,000	2,032,000	(c	)	—			—			3,650,000
Rental operating expenses	1,913,000	1,876,000	(b	)	—			—			3,789,000

Total operating expenses	69,937,000	3,908,000			—			—			73,845,000
Equity in joint venture income (loss)	10,548,000	—			611,000	(f	)	75,000	(g	)	11,234,000
Interest income from loan pool participations and notes receivable	11,855,000	—			—			—			11,855,000

Operating income (loss)	3,002,000	(1,295,000)			611,000			75,000			2,393,000
Non-operating income (expense)
Interest income	192,000	—			—			—			192,000
Interest income — related party	662,000	—			—			—			662,000
Remeasurement gain	2,108,000	—			—			—			2,108,000
Gain on extinguishment of mortgage debt	16,670,000	—			—			—			16,670,000
Loss on early extinguishment of corporate debt	(4,788,000)	—			—			—			(4,788,000)
Interest expense	(7,634,000)	(869,000)	(d	)	—			—			(8,503,000)

Income before provision for income taxes	10,212,000	(2,164,000)			611,000			75,000			8,734,000
(Provision for) benefit from income taxes	(3,727,000)	861,000	(e	)	(243,000)	(e	)	(30,000)	(e	)	(3,139,000)

Net income	6,485,000	(1,303,000)			368,000			45,000			5,595,000
Net income attributable to the noncontrolling interests	(2,979,000)	—			—			—			(2,979,000)

Net income attributable to Kennedy-Wilson Holdings, Inc.	3,506,000	(1,303,000)			368,000			45,000			2,616,000
Preferred dividends and accretion of preferred stock issuance costs	(4,558,000)	—			—			—			(4,558,000)

Net (loss) income attributable to Kennedy-Wilson Holdings, Inc. common shareholders	(1,052,000)	(1,303,000)			368,000			45,000			(1,942,000)
Other comprehensive income, net of tax	6,440,000	—			—			—			6,440,000

Total comprehensive (loss) income	$5,388,000	$(1,303,000)			$368,000			$45,000			$4,498,000

Basic and diluted loss per share
Basic and diluted loss attributable to Kennedy-Wilson Holdings, Inc. common shareholders	$(0.03)										$(0.05)

Weighted average number of common shares outstanding	38,978,272										38,978,272

(a)	Reflects our historical consolidated statement of operations and comprehensive income (loss) for the year ended December 31, 2010, which is included in Kennedy-Wilson Holdings, Inc.’s previously filed Annual Report on Form 10-K for the year ended December 31, 2010.
(b)	Pro forma results of Hegenberger, assuming the acquisition of Hegenberger had occurred on January 1, 2010. Hegenberger was acquired on June 28, 2011.
(c)	Depreciation and amortization includes $137,000 of monthly amortization related to $2,469,000 of in-place lease value recorded at acquisition.
(d)	Interest expense on Hegenberger mortgage payable of $12,000,000 at a fixed rate of 6.75% per annum plus monthly amortization of deferred financing costs of $5,000.

(e)	Combined U.S. federal statutory and State of California income tax rates of 39.8%.
(f)	Pro forma results of Telstar, which the Company has direct and indirect ownership interests in totaling 37.83% and is accounted for under the equity method, assuming the acquisition of Telstar had occurred on January 1, 2010. The equity method investment in Telstar was made on June 15, 2011.
(g)	Elimination of the equity in joint venture loss recorded by the Company related to its previous 5% indirect ownership in Hegenberger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.

By:	/s/ FREEMAN A. LYLE
Freeman A. Lyle
Chief Financial Officer

Date: October 3, 2011